Enabling Oral Drug Delivery to Improve Patient Compliance September 14, 2020 HC Wainwright 22nd Annual Global Investment Conference Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

HC Wainwright Conference Presentation I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO™ (Oral Testosterone for Testosterone Replacement Therapy “TRT”) Under FDA Review TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy “ TRT” ) Phase 3 Study Protocol Being Finalized with FDA LPCN 1144 (Oral Testosterone for Non - Cirrhotic NASH ) LiFT Phase 2 Clinical Study Ongoing LPCN 1148 (Oral Testosterone for Cirrhosis) Next Step: POC Phase 2 Clinical Study LPCN 1107 (Oral HPC for Prevention of PTB) Phase 3 Dose Identified 3

TLANDO™ The First Oral TRT Without Titration Requirement

HC Wainwright Conference Presentation I 2020 2019 2018 2017 2016 2014 2015 350 375 400 425 450 475 500 525 550 575 600 625 650 675 700 Oct 14 Dec 14 Feb 15 Apr 15 Jun 15 Aug 15 Oct 15 Dec 15 Feb 16 Apr 16 Jun 16 Aug 16 Oct 16 Dec 16 Feb 17 Apr 17 Jun 17 Aug 17 Oct 17 Dec 17 Feb 18 Apr 18 Jun 18 Aug 18 Oct 18 Dec 18 Feb 19 Apr 19 Jun 19 Aug 19 Oct 19 Dec 19 Feb 20 Apr 20 Jun 20 Monthly TRx (000s) Monthly TRT TRx Trend 5 TRT Market is Growing Last 12 months (July 2019 – June 2020) TRx of 7.5 million Source: IMS database TRx = Total prescriptions 6%↑ 5%↑

HC Wainwright Conference Presentation I Issues with Current TRT Options • Black box warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylactic shock • Inconvenient application or painful injection • High incidence of erythrocytosis was reported in patients on non - oral – 67% on injectable T, 35% on pellets* • Most require dose titrations - Majority of patients are not on efficacious dose at start of therapy and require up titration – Avg titration time to reach efficacious dose takes 3 - 6 months – Finding appropriate dose through titration is burdensome for physicians and patients – Requires additional clinic/pharmacy visits and invasive samplings • Poor persistence with products requiring titration – 50 - 80% drop off in 3 - 6 months – Insufficient T levels at the start of therapy is one of the top reasons patients stop using TRT Potential Barriers To Newly Diagnosed and Existing Patients 6 * Pastuszak et al. Sex Med. 2015

HC Wainwright Conference Presentation I 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Most TRTs Require Dose Titration in Majority of Patients Majority of Patients are NOT on Efficacious Dose at the Start of Therapy CONFIDENTIAL Number of Current TRT Dose Adjustments by Form* 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% Gel (n=200) Injectable (n=137) * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 7 0 X 26% 1 X 33% 2 X 41% JATENZO** • 74% of patients required dose adjustments • 97% of dose adjusted patients required up titration ** Jatenzo CLAR - 15012 clinical s tudy r esults

HC Wainwright Conference Presentation I f TLANDO ™ Attributes TRT Without Titration Requirement Convenient Oral Route • No inadvertent transference or Pulmonary Oil Micro Embolism risks • Patient and physician preferred ‒ Single strength and dose, less confusing Expected to be Easy to Prescribe and Use • Enables selection of an effective dose at the start of therapy without delay • No “efficacy gap” upon switching ‒ More conducive to telemedicine switch from other inconvenient TRTs • No additional pharmacy and clinic co - pays to reach efficacious dose • No dose adjustment clinic and pharmacy visits • No dose adjustment invasive samplings • Bioequivalent exposure in low/med/high fat food • No titration decision errors • No concerns about compliance with narrow titration sampling window Not known to produce hepatic adverse events associated with 17 - methylated testosterone 8 Physician Research: Physicians View No Titration Product as Positive ▪ Cited “easy/less titration” as an important advantage of TLANDO™ ▪ Finding the adequate TRT dose through titration is burdensome for physicians and patients

HC Wainwright Conference Presentation I TLANDO Regulatory Update Near Term PDUFA Date CRL received November 9, 2019 One deficiency: Did not meet the three secondary endpoints for maximal testosterone concentrations ( Cmax ) Post Action Meeting January 16, 2020 NDA Filed February 28, 2020 PDUFA Date August 28, 2020* *Extended by FDA The FDA indicated approach to addressing the deficiency through reanalysis in accordance with FDA feedback appears to be a reasonable path forward The NDA incorporates the reanalysis of existing data to address the deficiency discussed in the Post Action Meeting with the FDA 9

TLANDO XR (Testosterone Tridecanoate ) Once Daily Oral TRT

HC Wainwright Conference Presentation I TLANDO XR: An Innovative Opportunity 11 Next Generation TRT Option Strong IP (new molecule & proprietary drug delivery technology) Positive Phase 2b study results Patients and physicians prefer once a day oral testosterone TLANDO XR is positioned to be the first Oral QD Product TLANDO XR is clinically differentiated from TLANDO

HC Wainwright Conference Presentation I Phase 2b Study: Result Summary • Once daily dose for 14 days in an open label, multiple dose PK study in hypogonadal men (n=36 subjects) x Phase 3 dose identified x No Drug related SAEs x Drug Related AEs are Mild to Moderate • Next step: Finalizing pivotal study protocol with FDA 12 Met Primary and Secondary Endpoints

LPCN 1144 for Non - Cirrhotic NASH

HC Wainwright Conference Presentation I Association Between Testosterone and Liver Disease 14 Clinical Evidence 1. Sarkar et al., Gastroenterology 156(6):S - 1258 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol Hepatol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J. of Gastro and Hepatology, 2015 “Low T reported in up to 90% of cirrhosis patients 3 and is a predictor of mortality.” 4 Free T (ng/dL) Free T (ng/dL) Fibrosis Cirrhosis NASH • ~75% of biopsy - confirmed NASH male patients have testosterone < 372 ng/dL 1 • Levels of free T decreased significantly with the increased fibrosis 2

HC Wainwright Conference Presentation I Association Between Testosterone and Liver Disease – Clinical Evidence Liver Disease in Men Undergoing Androgen Deprivation Therapy (ADT) for Prostate Cancer 15 Gild et al. J Urol. 2018 Sep;200(3):573 - 581 Patients Receiving ADT were Significantly More L ikely to Have developed any liver disease NAFLD 54% ↑ Any Liver Disease 47% ↑ Necrosis 41% ↑ Cirrhosis 35% ↑

HC Wainwright Conference Presentation I LPCN 1144: Androgen Receptor Agonist Differentiated NASH Treatment Candidate Targets Unmet Need Acceptable benefit to risk ratio • NASH resolution and/or fibrosis improvement • Tolerability for chronic use Improvement of sarcopenia Improvement of sexual/mood dysfunction Clinical Experience Non - invasive dosing regimen Meaningfully reduced liver fat in POC study No notable tolerability issues Improved sexual/mood dysfunction 16

HC Wainwright Conference Presentation I LPCN 1144: Androgen Receptor Agonist Potential Mode of Action 17 Impact on pro - fibrotic inputs Anti - steatosis Anti - inflammatory Anti - oxidant LPCN 1144 (Oral Testosterone) Regeneration Booster ( ↑ IGF) Impact on fibrosis Anti - fibrosis ( ↓ TGF - β)

HC Wainwright Conference Presentation I LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution LFS was an open - label, multi - center single - arm 16 - week study (N=36) o f LPCN 1144 225 mg BID in hypogonadal males LF ≥ 10% N = 8 LF ≥ 8% N = 10 LF ≥ 5% N = 21 Evaluated N = 32 20.5 ± 7.0 18.3 ± 7.7 12.1 ± 8.1 Mean LF % BL 18 Screening Interim Results - 4 Wk 0 Wk 8 Wk 16 Wk MRI - PDFF BL MRI - PDFF ∆ Interim MRI - PDFF ∆ End of Study LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

HC Wainwright Conference Presentation I LPCN 1144: Liver Fat Reduction Meaningful Relative Liver Fat % Change and Responder Rate - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % (n=10) (n=8) 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Mean Relative Liver Fat % Change Responders with ≥ 30% change for Liver Fat (n=10) (n=8) 19 LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

HC Wainwright Conference Presentation I LPCN 1144: LiFT (Liver Fat intervenTion ) Study* Ongoing 20 Phase 2 Paired - Biopsy Clinical Study in NASH Subjects (NCT04134091) * Website: www.lift - study.com SCREENING Topline MRI - PDFF Results By End of 2020 Dose Start Topline Biopsy Results by End of 2Q 2021 MRI - PDFF, Biopsy Study Design • Three - arm (1:1:1 randomization, two treatments and placebo), multi - center, double - blind • Targeting 20 - 25 biopsy confirmed male NASH subjects per arm with NAS ≥ 4, F1 - F3 • Treatment duration of 36 weeks Primary Endpoint • Change in hepatic fat fraction via MRI - PDFF 12 Weeks TREATMENT: 36 WEEKS Secondary Endpoints • Change in NASH activity and fibrosis via liver biopsy scoring • Change in liver markers, anthropomorphic measures (weight, body mass index (BMI), waist to hip ratio, waist circumference), lipids, insulin resistance, inflammatory/fibrosis markers, and labs • Change in quality - of - life degree (SF - 36 and PDQ) and Physical Activity Questionnaire

LPCN 1148 for Liver Cirrhosis

HC Wainwright Conference Presentation I Common Causes 5 Alcoholic liver disease Nonalcoholic Fatty Liver Disease (NAFLD) Chronic hepatitis B Chronic hepatitis C Cryptogenic LPCN 1148: Oral T for Cirrhosis 22 1. Bentley & Phillips, Milliman Research Report 2017 4. Sarkar et al. J Hepatol. 2015 2. Sinclair et al., Liver Transplantation, 2016; 5. https://www.niddk.nih.gov/health - information/liver - disease/cirrhosis/sympto ms - causes 3. Sinclair et al., J Gastroenterol Hepatol . 2016; Transplant Only Cure for Liver Cirrhosis High Economic Burden of a Liver Transplant 1 Liver Cirrhosis in US Healthy Liver Over 600K patients with liver cirrhosis 2 45K deaths in 2017 3 62% male vs. 38% female on the liver transplant (LT) waitlist 4 Background: Prevalence and Common Causes Liver with Cirrhosis

HC Wainwright Conference Presentation I Unmet Need in Liver Cirrhosis Improvement in quality of life while on waiting list Stay on transplant list Sarcopenia is a leading contributory cause of removal from the waitlist • 40 - 70% of cirrhotic patients are sarcopenic Improvement of post transplant survival/outcomes Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; Surveillance Report #114, 2019 Scaglione et al., J clin Gastroenterol, 2015; Hart et al., Transplantation, 2016; United Network for Organ Sharing, 2019 Sinclair et al. Aliment Pharmacol Ther , 2016; Lai et al., Am J Transplant, 2014 23

HC Wainwright Conference Presentation I Progressive Drop in T Level with Increasing Disease Severity 1,3 24 Reduced Testosterone Associated with Complications of Cirrhosis 1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol . 2016; 3. Paternostro et al, Hepatol Res 2019 Increased risk of major infections, death and/or transplantation rates 1 Worsening of sarcopenia 1 - 3 Increased risk of for hepatic decompensation 3 Increased severity of portal hypertension and ascites 3 Most cirrhotic male patients have low T 1 - 3

HC Wainwright Conference Presentation I Potential Key Effects of LPCN 1148 in Cirrhotic Patients 25 References: Trivedi and Tapper, Gastroenterol Rep ( Oxf ), 2018; Berzigotti et al., Hepatology, 2017; Chen and Dunn, Clin Liver Dis (Hoboken), 2018; Sinclair et.al, Liver international, 2016; Neff et al., Digestive Diseases and Sciences, 2004; Puliyel et al., Australian and New Zealand Journal of Medicine, 1977; Brown et al., Cleve Clin Q, 1960; Girolami M, Am Geriatr Soc, 1958; Neff et al., Transplant Proc, 2004; Wells R., The Lancet, 1960; Yurci et al., Clinics and Research in Hepatology and Gastroenterology, 2011; Muting D., Verh Dtsch Ges Inn Med, 1969; Gluud C., Liver, 1984. *individual's health condition as it is influenced by the intake and utilization of nutrients • Reduce fat mass and increase muscle mass and strength • Increase bone density • Inhibit myostatin • Improve nutritional status* Anabolic • Induce hematopoiesis • Improve sexual dysfunction Androgenic • Reduce IL - 1, IL - 6, and TNF - α Anti - Inflammatory • Lower infection rate Improve immuno - dysregulation • Increase free T SHBG lowering 25

HC Wainwright Conference Presentation I Upcoming Milestones Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date August 28, 2020* *Extended by FDA LPCN 1144 LiFT Primary Endpoint Results By End of 2020 LiFT Biopsy Results By End of 2Q 2021 IP Infringement Litigation Oral Jury Hearing February 2021 26

HC Wainwright Conference Presentation I Key Financial Metrics 27 Stock Price, Market Cap, Cash Balance * $5M restricted and becomes unrestricted upon TLANDO approval Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (9/11/20) $1.21/share Cash Balance (6/30/20) $23.3 million* Bank Debt (6/30/20) $6.3 million